Exhibit 99.2

2nd Quarter 2003

Analyst Conference

July 28, 2003

New York, NY

Forward-Looking Statements

Today’s discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to future events and expectations and involve known and unknown risks and uncertainties. Alcoa’s actual results or actions may differ materially from those projected in the forward-looking statements. For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to Alcoa’s Form 10-K for the year ended December 31, 2002, in addition to the Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 filed with the Securities and Exchange Commission.

Richard B. Kelson

Executive VP and CFO

2nd Quarter Highlights

■	Continued world-class safety performance

■	Income from continuing operations $ 0.27 per diluted share up from $0.23 in the first quarter

■	Revenue growth over both prior- and year-ago quarters

■	Sequential profitability increases in all downstream segments

■	Strengthened balance sheet by generating $1.2 billion in cash

2nd Quarter Highlights

■	Disciplined capital spending, a 33% reduction from prior-year period

■	Working capital reduction with revenue increase

■	Cost savings of $16 million, remain solidly on track toward the $1.0 billion cost challenge

■	Divestiture of Assets held for Sale progressing well

—	First major sale (PET in Latin America) recently announced

Safety

Rate (injuries per 200,000 hrs.)
Alcoa*
Including Acquisitions **
2005 Milestone
48 fewer incidents (annualized)
1.2
1.0
0.8
0.6
0.4
0.2
0.0
0.99
0.81
0.77
0.75
0.46
0.49
0.46
0.36
0.23
0.18
0.16
0.15
0.11
0.18
0.11
0.15
0.075
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002*
1Q 03
2Q 03
2005 Milestone

* Reynolds, Howmet/Huck included beginning in 2002

** IVEX, Fairchild, Kama, and other 2002/2003 new acquisitions

Safety

■	LWD Incident Rate

—	Continued strong performance in 2Q 2003

[GRAPH]

* Reynolds, Howmet/Huck included beginning in 2002

** IVEX, Fairchild, Kama, and other 2002/2003 new acquisitions

2nd Quarter 2003

Financial Overview

In Millions	2Q03	1Q 03	Fav/(Unfav)

LME 3-Month Average ($/ton)	$1,380	$1,392	($12)
Sales	$5,460	$5,112	$348
Cost of Goods Sold	$4,347	$4,073	($274)
% of Sales	79.6%	79.7%	0.1%
SG&A	$343	$294	($49)
% of Sales	6.3%	5.8%	(0.5)%
Effective Tax Rate	26.0%	30.0%	4.0%
Minority Interests	$75	$59	($16)
GAAP Net Income	$216	$151	$65
GAAP Income From Continuing
Operations	$227	$195	$32

Significant Cash Generation…

■	Cash from operations of $1.2 billion in the quarter, up sequentially and year-over-year

—	Strongest cash flow since 4Q 2000, excluding forward metal sale

■	Working capital reduction of $210 million sequentially, with revenue increase of $348 million

■	Capital spending discipline, $401 million year to date, 29% year-over-year decline

—	$1 billion remains target for full year

Leading to Debt Reduction

50%
45%
40%
35%
30%
Debt to Capitalization (%)
300 Basis Points
43.4%
40.4%
1Q03
2Q03

Leading to Debt Reduction

[GRAPH]

■	Debt-to-capital reduced by 300 basis points to 40.4% from 43.4% at end of 1Q 2003

■	Debt paid down by $722 million

■	Focusing on what is within our control to improve our financial flexibility

2nd Quarter Market Conditions
Global View

- Market Conditions

Packaging
24%
Aerospace
10%
Automotive
15%
Commercial
Transportation
5%
Building &
Construction
10%
Other
6%
Industrial
Products
5%
Industrial Gas
Turbines
2%
Primary
Products
23%

Revenue by Market

2nd Quarter Market Conditions Global View

■	Market Conditions

[GRAPH]

	Change from 2Q02	Change from 1Q03
Realized Prices
Alumina	9%	0%
Primary	1%	-2%
3rd Party Revenue
Commercial Trans	5%	4%
Automotive	0%	-4%
Industrial Products	19%	-3%
B&C	-11%	9%
Aerospace*	39%	10%
IGT	-42%	-1%
Packaging	13%	12%

*	Excluding Fairchild, aerospace revenue increased by 2% and 1% from 2Q 02 and 1Q 03, respectively.

Alumina & Chemicals

Alignment: **Bauxite mining, alumina refining and chemicals production**

Markets:

Intersegment Revenue
3rd Party Revenue

ATOI Performance:

$ Millions
LME Cent/lb
+22%
-2%
120
80
40
0
66
64
62
60
58
2Q02
3Q02
4Q02
1Q03
2Q03
ATOI
LME

Current Business Conditions:

Positives	Negatives
Spot prices continue high

Alumina & Chemicals

Alignment: Bauxite mining, alumina refining and chemicals production

Markets:	ATOI Performance:

[GRAPH]	[GRAPH]

Current Business Conditions:

Positives	Negatives
Spot prices continue high

Primary Metals

Markets:

Intersegment Revenue
3rd Party Revenue

ATOI Performance:

$ Millions
LME cents/lb
-7%
-2%
180
160
140
120
66
64
62
60
58
2Q02
3Q02
4Q02
1Q03
2Q03
ATOI
LME

Current Business Conditions:

Primary Metals

Alignment: 3.9 million mt of smelting capacity, with 585 kmt currently idled

Markets:	ATOI Performance:

[GRAPH]	[GRAPH]

Current Business Conditions:

Positivies	Negatives
Preparation for Intalco shutdown

Electrical outage at Sao Luis

Flat Rolled Products

Markets:

Distribution & Other
Packaging
Building & Construction
Commercial Vehicle
Aero
Auto

ATOI Performance:

$ Millions
75
60
45
30
15
0
-15%
+6%
2Q02
3Q02
4Q02
1Q03
2Q03

Current Business Conditions:

Flat Rolled Products

Alignment: Aluminum sheet and plate for aerospace applications, rigid container sheet for beverage cans and mill products

Markets:	ATOI Performance:

[GRAPH]	[GRAPH]

Current Business Conditions:

Positives	Negatives
Seasonal can sheet strength expected to continue in 3Q	Seasonal softening expected in Europe

Seasonal automotive OEM shutdowns

Engineered Products

Markets:

Distribution & Other
Aero
Commercial Vehicle
IGT
Building & Construction
Auto

ATOI Performance:

0%
$ Millions
+52%
50
25
0
-25
-50
2Q02
3Q02
1Q03
2Q03

Current Business Conditions:

Engineered Products

Alignment: Hard and soft alloy extrusions, aluminum forgings, Alcoa Fasteners & Howmet products

Markets:	ATOI Performance:

[GRAPH]	[GRAPH]

Current Business Conditions:

Positives	Negatives
Continued cost benefits from recent restructuring	Lower aerospace volume

Some seasonal strengthening in residential building & construction	Seasonal automotive OEM shutdowns

Packaging & Consumer

Markets:

Flexible Packaging & Other
Consumer Products
Closures

ATOI Performance:

$ Millions
80
60
40
20
0
+4%
+8%
2Q02
3Q02
4Q02
1Q03
2Q03

Current Business Conditions:

Packaging & Consumer

Alignment: Reynolds consumer products, closures, flexible packaging, and packaging graphics design

Markets:	ATOI Performance:

[GRAPH]	[GRAPH]

Current Business Conditions:

Positives	Negatives
Seasonal strength in consumer products somewhat offset by weakness in Latin America

Other

Alignment: **Alcoa Fujikura, residential building products and automotive structures**

Markets:

Commercial Vehicle
Tele
Building & Construction
Auto

ATOI Performance:

$ Millions
40
20
0
-20
-40
-11%
+89%
2Q02
3Q02
1Q03
2Q03

Current Business Conditions:

Other

Alignment: Alcoa Fujikura, residential building products and automotive structures

Markets:	ATOI Performance:

[GRAPH]	[GRAPH]

Current Business Conditions:

Positives	Negatives
Some seasonal strengthening in residential building & construction	Seasonal automotive OEM shutdowns

Quarterly Run Rate in Millions of dollars
31
63
87
87
107
123
140
150
202
218
250
1Q 01
2Q 01
3Q 01
4Q 01
1Q 02
2Q 02
3Q 02
4Q 02
1Q 03
2Q 03 Update
2003 Goal

We expect to surpass the $1 billion Cost Challenge

2002 Actions Continue to be Reflected in 2Q Costs

[GRAPH]

We expect to surpass the $1 billion Cost Challenge

Return on Capital

20
15
10
5
0
% Return on Capital
14.9
14.2
13.8
14.3
15.5
6.4
7.0
5.8
5.4
4.7
4.2
3.9
3.9
1Q 02
2Q 02
3Q 02
4Q 02
1Q 03
2Q 03
Top Quintile S&P Industrials
Alcoa ROC
Quarter Annualized

All indicators are based on the Bloomberg ROC Methodology.

Return on Capital

[GRAPH]

All indicators are based on the Bloomberg ROC Methodology.

1Q 03 Quarter Annualized ROC excludes $47 million after-tax cumulative effect of accounting change due to adoption of FAS 143.

Summary

Second quarter accomplishments are indicative of our focus going forward:

■	Top-line growth and strong cash generation

■	Cost savings – driven by ABS

■	Working capital reduction

■	Disciplined capital expenditures

■	Balance sheet improvement

Alain Belda

Chairman and CEO

First Half 2003 Achievements

■	We focused on cost, execution & capital discipline

—	Offsetting geopolitical issues, rising energy, health & welfare costs

■	We managed the portfolio

— Fairchild & Ivex integrations demonstrating significant progress

— First announcement of asset divestiture program

■	We continued to strengthen the balance sheet

—	Firmly on our way to attain our target capital structure

In the 1H/03, Alcoa delivered on goals in a challenging environment

Two Examples of Actions Taken

US Smelting

■	1.4 million mt of capacity, 8 locations

■	Competitive average power cost, $22/Mwh

■	Staffing, the critical issue

—	Roadmap to $120/mt cost takeout progressing well

—	Achieved $50+/mt as of June 2003, across multiple plants and
functions	– balance rest of the year

Howmet

■	Premier global investment casting supplier

■	Impacted by IGT and aerospace market downturns

■	Rightsizing underway

—	Commercial wins

—	Productivity increases

—	Roadmap to quintile performance defined

Operating in the Current Business Environment

■	We have adjusted to the slow global economy

■	Offsetting the challenging business conditions with cost controls and the benefits from last year’s restructuring initiatives

■	Dealing with aluminum industry dynamics

Our Top Priorities

■	Long-term value creation

—	Values are our foundation

—	Cost control, capital discipline, customers – ABS is how we do business

—	Profitable growth

■	Deliver on our short term goals

—	Manage the portfolio

—	Improve balance sheet

—	Successful integration and asset divestitures

■	Excel under any market conditions

—	Slow, uneven growth in the U.S.

—	Lingering weakness in Europe, Latin America, Asia

■	Profitable Growth

—	Multiple opportunities for profitable growth – they must meet our hurdles

—	Organic and Acquisitions

—	Outperform the competition and industrial peers

Profitable Growth Continues

■	Alcoa Latin America

—	Camargo Correa Group

■	Refining

—	Pinjarra expansion

—	Jamaica expansion

■	Smelting

—	Canada

—	Iceland

—	China

The Road Ahead

■	We don’t expect the business environment to become easier, but we are poised to excel

■	Focus is on positioning our portfolio and businesses for the long-term while achieving short term goals

■	Continue to meet our priorities and long-term value creation

For Additional Information, contact:

William F. Oplinger

Director, Investor Relations

Alcoa

390 Park Avenue

New York, N.Y. 10022-4608

Telephone: (212) 836-2674

Facsimile: (212) 836-2813

www.alcoa.com

Appendix

Income and EPS Information and Reconciliation

In Millions	2Q 03	1Q 03	2Q 02
GAAP Net Income	$216	$151	$232
Cumulative Effect of Accounting Change	—	$47	—
Discontinued Operations—operating (income) loss	—	$(3)	$5
Discontinued Operations—Loss on Divestitures	$11	—	—
GAAP Income from continuing operations	$227	$195	$237
Special Items (2):
Restructurings	$12	$(3)	—
(Gain)/Loss on Divestitures	$(10)	—	—
Income from Continuing Operations excluding charges for restructurings and divestitures (1)	$229	$192	$237

Income and EPS Information and Reconciliation (Continued)

In Millions	2Q 03	1Q 03	2Q 02
GAAP Earnings per share	$0.26	$0.17	$0.27
Cumulative Effect of Accounting Change	—	$0.06	—
Discontinued Operations—operating (income) loss	—	—	$0.01
Discontinued Operations—Loss on Divestitures	$0.01	—	—
GAAP Earnings per share from continuing operations	$0.27	$0.23	$0.28
Special Items:
Restructurings	$0.01	—	—
(Gain)/Loss on Divestitures	$(0.01)	—	—
EPS from Continuing Operations excluding charges for restructurings and divestitures(1)	$0.27	$0.23	$0.28
Avg. Shares Diluted Outstanding	847	846	852

Reconciliation of Return on Capital

In Millions	2Q 2003 Bloomberg Methodology	2Q 2003 Annualized	1Q 2003 Bloomberg Methodology	1Q 2003 Annualized Ex FAS 143
Net Income	$346	$864	$353	$792
Minority Interest	$181	$300	$153	$236
Interest Expense (After-tax)	$266	$240	$263	$246

Numerator (Sum Total)	$793	$1,403	$769	$1,274
ST Borrowings	$153	$110	$147	$115
LT Borrowings	$7,942	$8,309	$7,896	$8,519
Preferred Equity	$55	$55	$55	$55
Minority Interest	$1,400	$1,443	$1,351	$1,332
Common Equity	$10,504	$10,181	$10,428	$9,950

Denominator (Sum Total)	$20,054	$20,098	$19,877	$19,970
ROC	3.9%	7.0%	3.9%	6.4%

Notes:

•	Bloomberg Methodology calculates ROC based on the trailing 4 quarters.

•	1Q Annualized Ex FAS 143 excludes $47 million after-tax cumulative effect of accounting change.

Notes to Reconciliation

(1)	Alcoa believes that income from continuing operations excluding charges for restructurings and divestitures is a measure that should be presented in addition to income from continuing operations determined in accordance with GAAP. The following matters should be considered when evaluating this non-GAAP financial measure:

—	Alcoa reviews the operating results of its businesses excluding the impacts of restructurings and divestitures. Excluding the impacts of these charges can provide an additional basis of comparison. Management believes that these charges are unusual in nature, and would not be indicative of ongoing operating results. As a result, management believes these charges should be considered in order to compare past, current, and future periods.

—	The economic impacts of the restructuring and divestiture charges are described in the footnotes to Alcoa’s financial statements. Generally speaking, charges associated with restructurings include cash and non-cash charges and are the result of employee layoff, plant consolidation of assets, or plant closure costs. These actions are taken in order to achieve a lower cost base for future operating results.

—	Charges associated with divestitures principally represent adjustments to the carrying value of certain assets and liabilities and do not typically require a cash payment. These actions are taken primarily for strategic reasons as the company has decided not to participate in this portion of the portfolio of businesses.

—	Alcoa’s growth over the last five years, and the onset of the manufacturing recession led to the aforementioned charges in 2001 and 2002. Before the start of the current manufacturing recession, Alcoa last recorded charges associated with restructuring and divestitures in 1997.

—	Restructuring and divestiture charges are typically material and are considered to be outside the normal operations of a business. Corporate management is responsible for making decisions about restructurings and divestitures.

—	There can be no assurance that additional restructurings and divestitures will not occur in future periods. To compensate for this limitation, management believes that it is appropriate to consider both income from continuing operations determined under GAAP as well as income from continuing operations excluding restructuring and divestiture charges.

(2)	Special items totaled $15 of income for the second quarter before taxes and minority interests. The amount is comprised of adjustments to the estimated proceeds on several businesses to be divested that resulted in net gains, and was offset by additional layoff charges primarily for businesses serving the aerospace and primary metals markets. After tax and minority interests, special items amounted to a loss of $2 in the quarter.